Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2014 Year End Update Courtyard by Marriott at Kauai, HI

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for distributions, if any; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; our ability to secure leases at favorable rental rates; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Agenda Notable Events Financial Review Portfolio Updates Strategy Review Questions River Club and Townhomes at River Club, Athens, GA

Notable Events Sold 1875 Lawrence, Babcock Self Storage and AJS Authorized special cash distributions totaling $38.7 million, or $1.50 per share Increase in ESV to $9.72, from $9.59 Will be adjusted to $8.72 to reflect March 2015 special cash distribution Reduced Advisor fees Completed renovations at one multifamily property Concluded acquisition phase with purchase of Lakewood Flats Transitioned to disposition phase Appointed new president – Thomas Kennedy, effective April 1 Holstenplatz, Hamburg, Germany

Financial Review Selected Same-Store Data Funds From Operations (1) (1) For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on March 27, 2015. (Per share) 2014 2013 Change Funds From Operations $0.06 ($0.08) $0.14 Year Ended December 31,

Financial Review (cont.) (In thousands) Dec. 31, Dec. 31, 2014 2013 Change Total assets $409,691 $414,375 ($4,684) Notes payable $216,294 * $212,037 $4,257 Total liabilities $233,135 $221,586 $11,549 * Excludes notes payable associated with real estate held for sale. Selected Balance Sheet Data

Financial Review (cont.) Portfolio Debt (Dollars in thousands) Balance as of Interest Maturity Description 12/31/14 Rate Date Holstenplatz $ 9,125 3.887% 04/30/15 Courtyard - Kauai 38,000 30-day LIBOR +0.95%(1) 11/09/15 Gardens Medical Pavilion 13,678 4.90% 01/01/18 River Club and the Townhomes at River Club 24,664 5.26% 05/01/18 Parkside (2) 10,828 5.00% 06/01/18 Arbors Harbor Town 25,591 3.99% 01/01/19 Lakewood Flats 33,500 30-day LIBOR +1.50%(1) 11/05/19 Lakes of Margate 14,723 5.49% and 5.92% 01/01/20 Wimberly at Deerwood 26,685 30-day LIBOR + 2.28%(1) 03/01/23 22 Exchange 19,500 3.93% 05/05/23 $ 216,294 `(3) (1) 30-day LIBOR was 0.16% at December 31, 2014. (2) Includes approximately $0.6 million of unamortized premium related to debt assumed at acquisition. (3) Excludes Alte Jakobstrasse and Babcock Self Storage, which were classified as held for sale at December 31, 2014. Total Debt/Total Assets at December 31, 2014 was 56.8% (including unamortized premium associated with Parkside and excluding real estate held for sale). The weighted average interest rate at December 31, 2014 was 3.3%. The weighted average remaining loan term at December 31, 2014 was 4.2 years, excluding real estate held for sale. © 2015 Behringer

Behringer Harvard Opportunity REIT II Portfolio GERMAN OFFICE INVESTMENTS Holstenplatz Alte Jakobstrasse River Club 22 Exchange STUDENT HOUSING INVESTMENTS MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Wimberly at Deerwood Courtyard by Marriott - Kauai Babcock Self Storage Gardens Medical Pavilion Prospect Park Development Mezzanine Financing Lakewood Flats Sold Sold Sold 1875 Lawrence

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard Marriott Kauai, Hawaii Year-over-year improvement in key operating measures Revenues: +10.1% Occupancy rate: +2 pct. pts. ADR: +7.4% RevPAR: +9.4% NOI: +26.2% Continuing to focus on group business and operating efficiencies

 Arbors Harbor Town Memphis, Tennessee Avg. in-place rents dipped to $1.21/s.f. Last 20 new leases at $1.14/s.f. 89%-leased Multifamily Investments Lakes of Margate Margate, Florida Avg. in-place rents are $1.41/s.f. Continue to see rent growth Last 20 new leases at $1.47/s.f. 93%-leased

Multifamily Investments *(cont.)*



Wimberly at Deerwood
Jacksonville, Florida

- Avg. in-place rent up slightly to $1.12/s.f.
- Last 20 new leases at $1.18/s.f.
- 92%-leased



Parkside Apartments
Sugar Land, Texas

- Renovations underway
- Avg. in-place rent is up slightly to $1.15/s.f.
- Last 20 new leases at $1.30/s.f.
- 81%-leased



Lakewood Flats
Dallas, Texas

- Avg. in-place rent is $1.49/s.f.
- In-place rent was $1.47/s.f. at acquisition
- Last 20 new leases at $1.52/s.f.
- 94%-leased

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

© 2015 Behringer

Student Housing Investments River Club Athens, Georgia 89% pre-leased for 2015/16 academic year Focus is on growing rental rates

Operating Strategy 1875 Lawrence, Denver, CO Transition to disposition phase Maintain a strong balance sheet, which provides flexibility to execute Manage assets to stabilize, increase value, and position for sale Continue special cash distributions from asset sales

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